                                                                   Exhibit 10.17

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

       EIGHTH AMENDMENT TO PROGRESS SOFTWARE APPLICATION PARTNER AGREEMENT

EIGHTH AMENDMENT to the Progress Software Corporation Application Partner Agreement is effective as of the 27th day of November, 2002 ("Effective Date"), by and between Progress Software Corporation, a Massachusetts corporation with its principal place of business at 14 Oak Park, Bedford, Massachusetts 01730 ("PSC") and RSA Security Inc. (formerly known as Security Dynamics Inc.), a Delaware corporation with its principal place of business at 174 Middlesex Turnpike, Bedford, Massachusetts 01730 ("RSA").

         WHEREAS, PSC and RSA entered into a Progress Software Application Partner Agreement effective as of December 5, 1994 (the "Agreement"); and

         WHEREAS, PSC and RSA previously amended the Agreement by entering into the Progress Software Application Partner Agreement Addendum effective as of December 5, 1994 (the "Addendum") and a subsequent amendment to the Agreement dated as of October 19, 1995 (the "Amendment");

         WHEREAS, PSC and RSA entered into a Second Amendment to the Agreement dated as of November 29, 1995 (the "Second Amendment") which completely superseded the terms and conditions of the earlier Addendum and Amendment and specified new special pricing and distribution terms and conditions in an Attachment A relating to certain PSC products distributed by RSA or RSA's distributors in conjunction with RSA's PROGRESS(R)-based applications; and

         WHEREAS, PSC and RSA entered into a Third Amendment to the Agreement dated as of November 15, 1996 (the "Third Amendment") specifying certain additional modifications to the terms and conditions of the Agreement and replacing the Attachment A incorporated by reference into the Second Amendment with a new Attachment A including modified special pricing and distribution terms and conditions relating to certain PSC products distributed by RSA or RSA's distributors in conjunction with RSA's PROGRESS(R)-based applications; and

         WHEREAS, PSC and RSA entered into a Fourth Amendment to the Agreement dated as of April 1, 1998 (the "Fourth Amendment") identifying the PSC products that RSA has the right to distribute to accomplish the RSA customer configuration for RSA's PROGRESS(R)-based application and specifying additional modifications to the special pricing and distribution terms and conditions set forth in Attachment A to the Third Amendment; and

         WHEREAS, PSC and RSA entered into a Fifth Amendment to the Agreement dated as of February 18, 1999 (the "Fifth Amendment") whereby PSC granted, and RSA accepted, a license to use, distribute, OEM and sub-license the Progress Database in RSA's Public Key Infrastructure ("PKI") Products; and

         WHEREAS, PSC and RSA entered into a Sixth Amendment to the Agreement dated as of October 26, 1999 (the "Sixth Amendment") that specified certain additional terms and conditions pertaining to RSA's ordering of additional quantities of PSC products, and RSA's use and distribution of said PSC products; and

         WHEREAS, PSC and RSA entered into a Seventh Amendment to the Agreement dated as of November 28, 2001 (the "Seventh Amendment") that specified certain additional terms and conditions pertaining to RSA's ordering of additional quantities of PSC products, and RSA's use and distribution of said PSC products; and

         WHEREAS, PSC and RSA desire to further amend the terms and conditions of the Agreement and the prior Amendments to specify certain additional terms and conditions pertaining to RSA's ordering of additional quantities of PSC products, and RSA's use and distribution of said PSC products,

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1. Subject to the existing requirements as set forth in the previous Amendments and the Agreement and in consideration for RSA paying to PSC, according to the payment terms as further specified herein, the non-refundable sum of [**] dollars ($[**]) in pre-paid royalties, PSC agrees to provide RSA with a $[**] allowance against license and maintenance fees for deployment licenses, on any PSC supported platform, for the following Progress product configuration:

         Progress ProVISION (up to 16 users)
         Progress Enterprise Database
         Progress Client Networking
         Progress Server Networking
         Progress E/SQL
         Progress 4GL (1 user)
         DBE Supplement

         Except for Progress ProVISION, RSA's distribution of such PSC products shall not be limited to any certain number of users, provided that, for each deployment of the above-mentioned Progress product configuration, or portion thereof, to an RSA customer in conjunction with the RSA Progress-based applications described herein, the number of users authorized to use such PSC products shall not exceed the number of users authorized to use RSA's Progress-based application(s).

         Payment schedule shall be as follows:

         40% due by January 2, 2003
         20% due by February 15, 2003
         20% due by April 15, 2003
         20% due by June 15, 2003

         RSA shall have the right to distribute all or part of the above Progress products for each RSA customer license for use solely with RSA's Progress-based application currently identified as follows:

                           RSA ACE/Server

2. Provided RSA is current in its payment obligations to PSC, PSC agrees to provide RSA with technical support for Progress version 8.3b and above and for the specific platforms listed in the attached Exhibit A, for a period of forty-two (42) months from the Effective Date, at the same level as PSC makes generally available to its customers for its active, functionally stable products, including access to PSC's escalation process as further defined at: http://www.progress.com/support/escalation.htm. Such support shall include at a minimum bug fixes and help-desk support, with security bug fixes being provided on an expedited basis.

3. RSA will provide to PSC quarterly deployment reports detailing the number of licenses sold and maintenance dates as required under the previous Amendments and the Agreement. Such reports to be provided to PSC by the last business day of January, April, July and October. RSA's reports shall include, at a minimum, the following information: customer name; PSC royalty amount totals for license, new and renewal maintenance; and maintenance dates. PSC agrees to treat all such information as confidential. PSC will continue to accrue against RSA's pre-paid royalties upon receipt of such reports at a product royalty rate of [**] percent ([**]%) and a maintenance royalty rate of [**] percent ([**]%). Once RSA's pre-paid royalties are depleted, RSA will pay to PSC the royalties set forth in the preceding sentence on a quarterly basis, and the royalties accrued during each such quarter shall be due and payable on the due date for the deployment report for the applicable quarter.

         RSA agrees not to disproportionately charge more for non-license or maintenance fees and less for royalty generating license and maintenance fees, thus resulting in lower royalties to PSC than would otherwise customarily be due. At the end of each annual term, if RSA's average discount materially changes from the previous year, the parties agree to negotiate in good faith the appropriate royalty percentages due PSC for the following year. RSA shall inform PSC in writing of RSA's average discount on or before the 15th day after the Effective Date. RSA's price list is attached hereto as Exhibit B.

4. The parties agree that, upon the earlier of the depletion of this initial $[**] allowance or November 27, 2003, and prior to each annual renewal term or depletion thereafter, the parties will negotiate in good faith the amount of the additional non-refundable prepayment applicable for each subsequent annual term. Payment schedule for such additional pre-payments shall be in accordance with the payment model specified in section 1 above. Notwithstanding the foregoing, prior to the termination of this Eighth Amendment, the parties agree to negotiate in good faith the terms and conditions that will govern a new agreement for any subsequent term.

5. The parties agree to establish and attend executive management meetings on at least a semi-annual basis to review the current and future strategic relationship of the parties.

6. The parties agree that the end user license agreement attached to the Third Amendment is hereby replaced with RSA's current End User Product License Agreement attached hereto as Exhibit C. RSA agrees to enter into license agreements with its customers that contain terms and conditions substantially in accordance with those contained in such agreement. However, RSA acknowledges that Progress versions 9.0 and above may contain third party technology that requires additional terms in the end user license agreement. PSC shall make such additional terms available to RSA, and RSA shall incorporate substantially similar terms into its end user license agreement for its Progress-based applications.

7. Upon execution of this Eighth Amendment, the Seventh Amendment shall be terminated in its entirety and superseded with this Eighth Amendment. The term of this Eighth Amendment shall commence as of the Effective Date defined above, and shall continue in force for a period of four
         (4) years.

8. Except as specifically modified or amended by this Eighth Amendment, the terms and conditions of the Agreement (as previously amended by the Seventh, Sixth, Fifth, Fourth, Third and Second Amendments thereto) shall remain in full force and effect until the termination of the Agreement. No other modifications or additions are made to the Agreement. The Agreement, Eighth, Seventh Sixth, Fifth, Fourth, Third, Second and First Amendments constitutes the entire agreement between the parties with respect to the subject matter hereof. In the event of any conflict among the terms and conditions of the Agreement, the Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment, Seventh Amendment or this Eighth Amendment, the order of precedence shall be: first, this Eighth Amendment, second the Seventh Amendment, third the Sixth Amendment, fourth the Fifth Amendment, fifth the Fourth Amendment, sixth, the Third Amendment, seventh, the Second Amendment (which completely supersedes the earlier Addendum and Amendment) and eighth and finally, the Agreement.

         IN WITNESS WHEREOF, this Eighth Amendment has been executed under seal for and on behalf of each of the parties hereto by their duly authorized representative as of the date first set forth above.

         RSA SECURITY INC.                     PROGRESS SOFTWARE CORPORATION

         By: /s/ William McQuaide              By: /s/ Justin P. Wright
             -------------------------------       -----------------------------

         Name: William McQuaide                Name: Justin P. Wright

         Title: SVP, Authentication Products   Title: VP, NA Operations

                                                    This document has been
                                                    reviewed & approved by
                                                    the PSC Legal Dept.
                                                    /s/ DLK Initials

                                    EXHIBIT A

PROGRESS RELEASE: 8.3b
RSA ACESERVER VERSION: 5.0
DATE OF INITIAL SHIPMENT: 6/2001
PLATFORMS:
Microsoft Windows NT, 2000 Server and Advanced Server
Sun Solaris 2.6, 7, 8
HP UX 10.20, 11.0
IBM AIX 4.3.3
REMOTE ADMIN REQUIRED FOR:
Microsoft Windows 98, NT 4.0, 2000 Pro, 2000 Server, 2000 Advanced Server

PROGRESS: 8.3d
RSA ACESERVER VERSION:
DATE OF INITIAL SHIPMENT: 1/2003 (ESTIMATED)
PLATFORMS:
Microsoft Windows NT 4.0 Server or Workstation
Microsoft Windows 2000 Server, 2000 Advanced Server, .Net Server
Sun Solaris 8, 9(32 bit and 64 bit)
HP UX 11.0, 11i(32 bit and 64 bit)
IBM AIX 4.3.3, 5Lv5.1(32 bit and 64 bit), 5Lv5.2(32 bit and 64 bit)
REMOTE ADMIN REQUIRED FOR:
Microsoft Windows 98, NT 4.0, 2000 Pro, 2000 Server, 2000 Advanced Server, XP Pro, .Net Server

PROGRESS: 9.1d
RSA ACESERVER VERSION:
SUPPORTED REQUIRED THROUGH: Q1 2007
Server on
Microsoft Windows 2000 Server, 2000 Advanced Server, .Net Server
Sun Solaris 8, 9(32 bit and 64 bit)
HP UX 11i (32 bit and 64 bit)
IBM AIX 5Lv5.1(32 bit and 64 bit), 5Lv5.2(32 bit and 64 bit)
REMOTE ADMIN REQUIRED FOR:
Microsoft Windows 2000 Pro, 2000 Server, 2000 Advanced Server, XP Pro, .Net
Server

                                    EXHIBIT B

                    RSA SECURITY INCORPORATED U.S. PRICE LIST

Effective July 2002

         RSA ACE SERVER                        MAINTENANCE
         Model Number # ACE SERVER             Maintenance Mode # ACESERVER Main

         ORDERING OPTIONS:                     Billing Cycle: [**]

         PLATFORM: (Identify platform) IBM AIX
                                       Sun Solaris
                                       HP UNIX
                                       Windows NT
                                       Windows 2000

License Type Selection: (Identify license type) Basic License
                                                Advanced License

Evaluation Licenses (Optional) [**]

Base License

User Level     SKU NUMBER     US PRICE LIST     SKU NUMBER   SecurCare     SKU NUMBER     SecurCare Extended
----------     ----------     -------------     ----------   ---------     ----------     ------------------
[**]              [**]             [**]            [**]      [**]             [**]                [**]
[**]              [**]             [**]            [**]      [**]             [**]                [**]
[**]              [**]             [**]            [**]      [**]             [**]                [**]
[**]              [**]             [**]            [**]      [**]             [**]                [**]
[**]              [**]             [**]            [**]      [**]             [**]                [**]
[**]              [**]             [**]            [**]      [**]             [**]                [**]

                    RSA SECURITY INCORPORATED U.S. PRICE LIST

Effective July 2002

         RSA ACE SERVER Continued                             MAINTENANCE

         Advanced License

User Level     SKU NUMBER     US PRICE LIST     SKU NUMBER   SecurCare     SKU NUMBER     SecurCare Extended
----------     ----------     -------------     ----------   ---------     ----------     ------------------
[**]              [**]              [**]          [**]       [**]             [**]               [**]
[**]              [**]              [**]          [**]       [**]             [**]               [**]
[**]              [**]              [**]          [**]       [**]             [**]               [**]
[**]              [**]              [**]          [**]       [**]             [**]               [**]
[**]              [**]              [**]          [**]       [**]             [**]               [**]
[**]              [**]              [**]          [**]       [**]             [**]               [**]

                   RSA SECURITY INCORPORATED EXPORT PRICE LIST

Effective July 2002

         RSA ACE SERVER                        MAINTENANCE
         Model Number # ACE SERVER             Maintenance Mode # ACESERVER Main

         ORDERING OPTIONS:                     Billing Cycle: [**]

PLATFORM: (Identify platform) IBM AIX
                              Sun Solaris
                              HP UNIX
                              Windows NT
                              Windows 2000

License Type Selection: (Identify license type) Basic License
                                                Advanced License

Evaluation Licenses (Optional) [**]

Base License

User Level     SKU NUMBER     US PRICE LIST     SKU NUMBER   SecurCare     SKU NUMBER     SecurCare Extended
----------     ----------     -------------     ----------   ---------     ----------     ------------------
[**]              [**]              [**]          [**]       [**]             [**]               [**]
[**]              [**]              [**]          [**]       [**]             [**]               [**]
[**]              [**]              [**]          [**]       [**]             [**]               [**]
[**]              [**]              [**]          [**]       [**]             [**]               [**]
[**]              [**]              [**]          [**]       [**]             [**]               [**]
[**]              [**]              [**]          [**]       [**]             [**]               [**]

                   RSA SECURITY INCORPORATED EXPORT PRICE LIST

Effective July 2002

RSA ACE SERVER Continued                       MAINTENANCE

Advanced License

User Level     SKU NUMBER     US PRICE LIST     SKU NUMBER   SecurCare     SKU NUMBER     SecurCare Extended
----------     ----------     -------------     ----------   ---------     ----------     ------------------
[**]              [**]              [**]           [**]      [**]             [**]              [**]
[**]              [**]              [**]           [**]      [**]             [**]              [**]
[**]              [**]              [**]           [**]      [**]             [**]              [**]
[**]              [**]              [**]           [**]      [**]             [**]              [**]
[**]              [**]              [**]           [**]      [**]             [**]              [**]
[**]              [**]              [**]           [**]      [**]             [**]              [**]

                                    EXHIBIT C

RSA LICENSE AGREEMENT

                                LICENSE AGREEMENT

                                *** IMPORTANT ***

PLEASE READ CAREFULLY BEFORE OPENING THE ENCLOSED DISK CASE.

DO NOT OPEN THE DISK CASE UNTIL YOU HAVE READ THIS AGREEMENT. BY OPENING THE SEALED DISK CASE, YOU ACKNOWLEDGE THAT YOU HAVE READ ALL OF THE TERMS AND CONDITIONS OF THIS AGREEMENT, UNDERSTAND THEM, AND AGREE TO BE BOUND BY THEM.

If YOU do not agree to the terms of this Agreement, promptly return the entire Package, including the unopened Disk case and the Documentation, to the place YOU obtained them from, for a full refund.

This is a legal agreement ("the Agreement") between the end user ("You") and RSA Security Inc. ("RSA"). This Agreement may be superseded by any written agreement signed by both You and RSA. This Agreement is part of a package (the "Package") that also includes a sealed CD-ROM disk or sealed diskettes (collectively, the "Disk") and certain Documentation.

1.       DEFINITIONS:

"DOCUMENTATION" means the manuals, handbooks, and other written materials related to the use of the RSA Products, whether in hard copy or soft copy form, that are provided by RSA and that customarily accompany the RSA Products.

"LICENSED PRODUCT(S)" means one or more of Your products or product groups, identified in a separately prepared "License/Product Schedule", that has/have been or will be developed by You and that incorporates in any manner any portion of the RSA BSAFE(R) Software. A Licensed Product (i) must represent a significant functional and value enhancement to the RSA BSAFE Software, and (ii) shall not expose or, directly or indirectly, pass through any APIs.

"RSA BSAFE(R) SOFTWARE" means RSA's proprietary encryption software identified on a separately prepared License/Product Schedule and currently known as an RSA BSAFE(R) software product, consisting of a series of instructions or statements in machine-readable, object code form only, and all modifications made thereto by RSA.

"RSA ENTERPRISE SOFTWARE" means RSA's proprietary software identified as either an RSA Mobile(R), ACE/Server(R), SecurID(R), ClearTrust(R) or Keon(R) software product, including firmware incorporated in RSA SecurID Tokens, consisting of a series of instructions or statements in machine-readable, object code form only, and all modifications made thereto by RSA.

"RSA PRODUCTS" mean the RSA Software, Documentation and RSA SecurID Tokens provided under this Agreement.

"RSA SOFTWARE" means collectively the RSA BSAFE Software and/or RSA Enterprise Software licensed by RSA hereunder.

"RSA SECURID TOKENS" mean the hardware cards and/or tokens (SD200, SD520, and SD600) used by You to authenticate into certain RSA Software.

2.       GRANT OF LICENSE.

(A) GRANT OF LICENSE FOR RSA ENTERPRISE SOFTWARE. RSA hereby grants, and You hereby accept, a perpetual (unless terminated as set forth in Section 6), non-exclusive, non-transferable license to use the RSA Enterprise Software, in accordance with the instructions contained in the Documentation, limited to the number of users, servers and/or functionality options specified in Your written order for such RSA Enterprise Software and, where applicable, the corresponding RSA or RSA-authorized sales quotation. With specific regard to the instance where You are using the RSA Keon Certificate Authority ("KCA") software as bundled with the RSA ClearTrust software, You may use the KCA software solely for the purpose of further enabling inter-component security in the RSA ClearTrust environment. More specifically, You shall only use the KCA software to issue and manage certificates between the server components within the ClearTrust environment to provide authenticated SSL communications among such components. You must purchase a separate license for the KCA software if you wish to use it for any other purpose. You may make copies of the RSA Enterprise Software for backup, testing, disaster recovery or archival purposes only and may make a reasonable number of copies of the Documentation for Your internal use only, provided that You also reproduce on such copies any copyright, trademark or other proprietary markings and notices contained on the RSA Enterprise Software and Documentation and do not remove any such marks from the original.

(B) LIMITATIONS ON LICENSE GRANT FOR RSA ENTERPRISE SOFTWARE. You shall not cause or permit (i) access (except to Your employees, agents and consultants with a "need to know" who are bound, in writing, by obligations of non-disclosure suitable to protect RSA's interests in the RSA Enterprise Software but no less restrictive than Your obligations herein), (ii) copying (except as set forth in Section 2(A) herein), (iii) sublicensing or other dissemination of the RSA Enterprise Software, in whole or in part, to any third party without the prior written consent of RSA. You may not use any third-party software embedded in or bundled with the RSA Enterprise Software as a standalone program or in any way independently from the RSA Enterprise Software provided by RSA to You. To the extent that the RSA Enterprise Software contains or is bundled with third party software or other proprietary RSA software, You may use such third party software and/or other proprietary RSA software solely for the purpose such software is included with the RSA Enterprise Software and only for use with the particular RSA Enterprise Software that You have licensed from RSA as set forth in the applicable Documentation. You shall not modify, enhance, translate, supplement, create derivative works from, reverse engineer, reverse compile or otherwise reduce the RSA Enterprise Software to human readable form without the prior written consent of RSA.

(C) LICENSE GRANT FOR RSA BSAFE(R) SOFTWARE. During the term and within the Field of Use limitation specified in a separately prepared License/Product Schedule, RSA hereby grants, and You hereby accept, a non-exclusive, non-transferable license to:

    (1) incorporate the RSA BSAFE Software in object or byte code format into Licensed Product(s) for use by Your employees for internal business purposes only; and

    (2) copy, use, modify, incorporate, and distribute the Documentation, or portions thereof, to support users of the Licensed Product(s), provided that You also reproduce on such copies any copyright, trademark or other proprietary markings and notices contained on the Documentation and do not remove them from the original.

IN THE EVENT A SEPARATELY PREPARED LICENSE/PRODUCT SCHEDULE IS NOT COMPLETED PRIOR TO THE USE OF THE RSA BSAFE SOFTWARE, THE LICENSE GRANT CONTAINED IN THIS
SECTION 2(C) SHALL BE NULL AND VOID; AND ANY USE OF THE RSA BESAFE SOFTWARE WILL BE DEEMED A MATERIAL BREACH OF THIS AGREEMENT.

(D) LIMITATIONS ON LICENSE GRANT FOR RSA BSAFE SOFTWARE. Notwithstanding the generality of the foregoing, You may not in any way sell, lease, rent, license, sublicense or otherwise distribute the RSA BSAFE Software (whether or not incorporated in a Licensed Product) to any third party. You shall not use the Licensed Product to operate a service bureau where such revenue-generating business is dependent on the use of the Licensed Product. The RSA BSAFE Software may only be accessed by the functionality of the Licensed Product in which it is included, and a Licensed Product shall not make the RSA BSAFE Software directly accessible to users or to products other than the Licensed Product, or otherwise expose an API. Nothing in this Agreement grants You any rights, license or interest with respect to source code of the RSA BSAFE Software. You shall not modify, enhance, supplement, translate, reverse engineer, decompile or disassemble the RSA BSAFE Software or any part thereof or otherwise attempt to derive source code or create derivative works therefrom without the prior written consent of RSA.

(E) RESTRICTION ON USE OF RSA SECURID TOKENS. Your may only use the RSA SecurID Tokens to authenticate to RSA Enterprise Software. You shall not use any hardware cards, tokens or other devices not provided by RSA to authenticate to the RSA Enterprise Software, unless otherwise authorized by RSA in writing.

3. OWNERSHIP AND COPYRIGHT. RSA or its suppliers own the RSA Software and Documentation. All RSA Software and Documentation (including revisions, modifications and enhancements thereto) and any other specifications, documentation, ideas, know-how, techniques, processes, inventions or other intellectual property that may be developed, conceived and/or delivered by RSA under this Agreement, including all patents, copyrights and other intellectual property rights thereto,

(collectively "RSA Property") shall be the sole and exclusive property of RSA or its suppliers, as applicable, and shall only be used by You as authorized herein. Such RSA Property is protected by patent and copyright laws and international treaty provisions and RSA intends that You will use such RSA Property only in accordance with the terms and conditions of this Agreement.

You shall acquire no rights of any kind in or to any RSA trademark, service mark, trade name, logo or product designation under which the RSA Products were or are marketed and shall not make any use of the same for any reason except as expressly authorized by this Agreement or otherwise authorized in writing by RSA. You shall cease to use the markings, or any similar markings, in any manner on the expiration or termination of this Agreement.

4.       LIMITED WARRANTY.

(A) RSA Software Warranty. RSA warrants that the RSA Software will operate in material conformance to RSA's published specifications for such RSA Software during the first 90 days following Your initial receipt of the RSA Software (the "Warranty Period"). RSA does not warrant, however, that the RSA Software or any portion thereof is error-free. If You discover a non-conformity in the RSA Software during the Warranty Period, You shall submit to RSA (or the Reseller from which the license was purchased) a written report describing the non-conformity in sufficient detail to enable RSA to reproduce such non-conformity. Upon confirmation that the reported non-conformity has been reproduced and confirmed to be such, RSA will use reasonable efforts to, at its option, (i) correct the non-conformity; (ii) provide a work around or software patch (collectively "Fixes"); or (iii) replace the Software. If RSA determines that none of these alternatives is reasonably available, upon Your request RSA shall refund any pre-payments made by You for the affected RSA Software and accept its return. All Fixes provided by RSA shall constitute either RSA BSAFE or Enterprise Software hereunder, as applicable, and shall be governed by the terms hereof. This warranty shall not apply to any non-conformity caused by any unauthorized modification to the RSA Software or by Your failure to incorporate any Fixes provided or made available by RSA. This warranty applies only to the initial delivery of the RSA Software. Fixes are provided with a limited warranty of 30 days from receipt of such Fix or for the remainder of the initial Warranty Period, whichever is greater.

(B) RSA SecurID Token Warranty. RSA SecurID Tokens are guaranteed for the token's purchased life to perform in material conformance to RSA's published specifications for such tokens.

(C) Limitations of Warranty. The foregoing warranties shall not apply if (i) repair or replacement is required as a result of causes other than normal use, including, without limitation, repair, maintenance or modification of the RSA Products by persons other than RSA-authorized personnel; Your accident, fault or negligence; operator error; use of the RSA Products other than as set forth in the Documentation; or causes external to the RSA Products such as, but not limited to, failure of electrical power or fire or water damage; or (ii) the RSA Products are used with software or equipment other than that for which they were designed as set forth in the Documentation.

(D) WARRANTY DISCLAIMER. THE FOREGOING EXPRESS WARRANTIES ARE IN LIEU OF ALL LIABILITIES OR OBLIGATIONS ON THE PART OF RSA. OTHER THAN THE EXPRESS WARRANTIES MADE BY RSA AS SET FORTH IN THIS SECTION 4, RSA AND ITS SUPPLIERS DISCLAIM ALL WARRANTIES AS TO ANY MATTER WHATSOEVER, EITHER EXPRESS OR IMPLIED, (INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE). YOUR SOLE REMEDY FOR BREACH OF SUCH EXPRESS LIMITED WARRANTIES SHALL BE A CORRECTION, FIX OR REFUND AS SET FORTH IN THIS SECTION 4.

This warranty gives You specific legal rights. As some jurisdictions do not allow the exclusion of implied conditions or warranties, statutory or otherwise, the above exclusion may not apply to you and, as such, You may also have other rights that vary from jurisdiction to jurisdiction.

Any and all related warranty issues and subsequent support issues shall be directed to the party that You purchased this license from, unless, in the case of support matters, You have entered into a separate support service contract directly with RSA.

YOU UNDERSTAND THAT, IF YOU PURCHASED THis PACKAGE FROM AN AUTHORIZED RESELLER OF RSA, SUCH RESELLER IS NOT RSA'S AGENT AND IS NOT AUTHORIZED TO MAKE ANY REPRESENTATIONS, CONDITIONS OR WARRANTIES, STATUTORY OR OTHERWISE, ON RSA'S BEHALF NOR TO VARY ANY OF THE TERMS OR CONDITIONS OF THIS AGREEMENT. IN ADDITION, YOU ACKNOWLEDGE THAT, UNLESS OTHERWISE AGREED BY SUCH RESELLER IN WRITING OR IF PROHIBITED BY LAW, THE LIMITATIONS OF CONDITIONS AND WARRANTIES, STATUTORY OR

OTHERWISE, AND LIABILITY SET FORTH IN THIS AGREEMENT ALSO APPLY TO AND BENEFIT THAT RESELLER.

5. LIMITATION OF LIABILITY. EXCEPT AS PROVIDED IN THIS SECTION 5, RSA'S AND ITS SUPPLIERS' LIABILITY WILL BE LIMITED IN ANY EVENT TO ACTUAL DIRECT DAMAGES TO THE EXTENT CAUSED SOLELY BY THE ACTS OR OMISSIONS OF RSA SUBJECT TO A MAXIMUM LIABILITY OF THE AMOUNT PAID FOR THE SPECIFIC RSA PRODUCT THAT DIRECTLY CAUSED SUCH DAMAGE. IN NO EVENT SHALL RSA OR ITS SUPPLIERS BE LIABLE FOR INCIDENTAL, CONSEQUENTIAL, SPECIAL OR INDIRECT DAMAGES, LOST BUSINESS PROFITS, OR LOSS, DAMAGE OR DESTRUCTION OF DATA, REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), BREACH OF WARRANTY OR OTHERWISE, EVEN IF RSA AND ITS SUPPLIERS HAVE BEEN ADVISED OF THE POSSIBILITY OF THE SAME. RSA EXPRESSLY DISCLAIMS ANY AND ALL LIABILITY ASSOCIATED WITH ANY THIRD PARTY OPEN SOURCE CODE INCLUDED IN THE RSA PRODUCTS. NO LIMITATION AS TO DAMAGES FOR DEATH OR PERSONAL INJURY IS HEREBY INTENDED. No action, whether in contract or tort, including negligence, arising out of or in connection with this Agreement may be brought by either party more than two years after the cause of action has accrued. Some jurisdictions do not allow the exclusion or limitation of special, indirect, consequential, exemplary or incidental damages or the limitation of liability to specified amounts; as such, You may have other rights in this matter that vary from jurisdiction to jurisdiction.

6. TERMINATION. This Agreement shall terminate the earliest of: (1) 30 days after written notice from one party to the other of the defaulting party's failure to perform according to its obligations hereunder, which failure is not cured within 30 days of receipt of notice of such failure to perform; (2) immediately upon notice to You of a material breach of the applicable License Grant set forth in this Agreement or (3) immediately upon written notice by either party hereto if the other party (a) becomes insolvent; (b) files a petition, or has a petition filed against it, under any laws relating to insolvency, and the related insolvency proceedings are not dismissed within 60 days after the filing of such petition; (c) enters into any voluntary arrangement for the benefit of its creditors; (d) appoints, or has appointed on its behalf, a receiver, liquidator, examiner or trustee of any of such party's property or assets; or (e) ceases to carry on business in the ordinary course.

Within 10 days after any termination of this Agreement or the License Grant contained in this Agreement, You shall return to RSA or RSA's authorized reseller (or at RSA'S option, destroy and certify in writing to RSA that You have destroyed), the original and all copies, in whole or in part, in any form, including partial copies, of the affected RSA Software and Documentation.

7. GENERAL. This Agreement constitutes the entire understanding between RSA and You with respect to the subject matter hereof. Any change to this Agreement must be in writing and signed by RSA and You. Terms and conditions as set forth in any purchase order which differ from, conflict with, or are not included in this Agreement, shall not become part of this Agreement unless specifically accepted by RSA in writing. You shall be responsible for and shall pay, and shall reimburse RSA on request if RSA is required to pay, any sales, use, value added (VAT), consumption or other tax (excluding any tax that is based on RSA's net income), assessment, duty, tariff, or other fee or charge of any kind or nature that is levied or imposed by any governmental authority on the RSA Products. If any provision of this Agreement shall be held to be void or unenforceable in whole or in part, such provision, to the extent that it is held to be void or unenforceable, shall be deemed not to form part of this Agreement and the enforceability, legality and validity of the remainder of this Agreement will not be affected.

8. ASSIGNMENT. The licenses granted under this Agreement are non-transferable. Accordingly, You may not assign this Agreement, or any of Your rights or obligations hereunder, without the written consent of RSA, which consent shall not be unreasonably withheld.

9. U.S. GOVERNMENT RESTRICTED RIGHTS LEGEND. The RSA Software is a "commercial item" as defined in 48 C.F.R. 2.101 (JAN 1998), consisting of "commercial computer software" and "commercial computer software documentation" as such terms are used in 48 C.F.R. 12.212 (SEPT 1995), and is provided to the U.S. Government only as a commercial end item. Government end users acquire the rights set out in this Agreement for the Software consistent with: (i) for acquisition by or on behalf of civilian agencies, the terms set forth in 48 C.F.R. 12.212 (SEPT 1995); or (ii) for acquisition by or on behalf of units of the Department of Defense, the terms set forth in 48 C.F.R. 227.7202. The contractor/manufacturer is RSA SECURITY INC., Bedford, Massachusetts 01730, U.S.A.

10. EXPORT AND IMPORT COMPLIANCE The RSA Software licensed under this Agreement, whether or not incorporated into Licensed Products, is subject to (1) United States export control laws and regulations that may restrict exports, re-exports and disclosures to foreign persons of cryptographic items, and (2) certain foreign laws that may restrict the export, re-export, import and/or use of such items. Performance of this Agreement is expressly made subject to any export laws, regulations, orders or other restrictions imposed by the United States of America or any other applicable country or governmental entity on the RSA Software, Licensed Products or information relating to either of them. Notwithstanding any other provision of this Agreement to the contrary, You shall not directly or indirectly import, export or re-export any RSA Software, Licensed Products or information pertaining thereto to any country or foreign person to which such import, export or re-export is restricted or prohibited without first securing, if applicable, an appropriate export license or other governmental approval at the time of import, export or re-export. You unconditionally accept full responsibility for compliance with these requirements.

11. FORCE MAJEURE. Neither party shall be held responsible for any delay or failure in performance of its obligations hereunder to the extent such delay or failure is caused by fire, flood, strike, civil, governmental or military authority, act of terrorism or war, act of God, or other similar causes beyond its reasonable control and without the fault or negligence of the delayed or non-performing party.

12. GOVERNING LAW; ARBITRATION. This Agreement shall be governed by, and any arbitration hereunder shall apply, the laws of the Commonwealth of Massachusetts, U.S.A., excluding (a) its conflicts of laws principles; (b) the United Nations Convention on Contracts for the International Sale of Goods; (c) the 1974 Convention on the Limitation Period in the International Sale of Goods; and (d) the Protocol amending the 1974 Convention, done at Vienna April 11, 1980. Any dispute, controversy or claim arising out of or relating to this Agreement or to a breach hereof, including its interpretation, performance or termination, shall be finally resolved by arbitration. The arbitration shall be conducted by three (3) arbitrators, one to be appointed by RSA, one to be appointed by You and a third being nominated by the two arbitrators so selected or, if they cannot agree on a third arbitrator, by the President of the American Arbitration Association ("AAA"). The arbitration shall be conducted in English and in accordance with the commercial arbitration rules of the AAA, which shall administer the arbitration and act as appointing authority. The arbitration, including the rendering of the award, shall take place in Boston, Massachusetts, and shall be the exclusive forum for resolving such dispute, controversy or claim. The decision of the arbitrators shall be binding upon the parties hereto, and the expense of the arbitration (including without limitation the award of attorneys' fees to the prevailing party) shall be paid as the arbitrators determine. The decision of the arbitrators shall be executory and judgment thereon may be entered by any court of competent jurisdiction. Notwithstanding anything contained in this Paragraph 12 to the contrary, RSA shall have the right to institute judicial proceedings against You or anyone acting by, through or under You, in order to enforce RSA's rights hereunder through reformation of contract, specific performance, injunction or similar equitable relief.